Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 03, 2012	Feb. 26, 2011	Feb. 27, 2010
Revenue
Hardware and other	$ 14,031	$ 16,416	$ 12,536
Service and software	4,404	3,491	2,417
Total Revenue	18,435	19,907	14,953
Cost of sales
Hardware and other (includes a fiscal 2012 inventory provision of $502 million)	11,217	10,516	7,979
Service and software	639	566	390
Total cost of sales	11,856	11,082	8,369
Gross margin	6,579	8,825	6,584
Operating expenses
Research and development	1,559	1,351	965
Selling, marketing and administration	2,604	2,400	1,907
Amortization	571	438	310
Litigation			164
Impairment of goodwill	355
Total operating expenses	5,089	4,189	3,346
Income from operations	1,490	4,636	3,238
Investment income, net	21	8	28
Income before income taxes	1,511	4,644	3,266
Provision for income taxes	347	1,233	809
Net income	$ 1,164	$ 3,411	$ 2,457
Earnings per share
Basic	$ 2.22	$ 6.36	$ 4.35
Diluted	$ 2.22	$ 6.34	$ 4.31